                                  SCHEDULE 14A
                                 (RULE 14a-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

         Filed by the registrant  [X]
         Filed by a party other than the registrant  [ ]

         Check the appropriate box:

         [ ]     Preliminary proxy statement
         [X]     Definitive proxy statement
         [ ]     Definitive additional materials
         [ ]     Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12


                            Major Realty Corporation
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


                            Major Realty Corporation
--------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)


Payment of filing fee (Check the appropriate box):

         [X]     $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1), or
                 14a-6(j)(2).
         [ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
         [ ] Fee computed on table below per Exchange Act Rule 14a-6(i)(4) and 0-11.

         (1) Title of each class of securities to which transaction applies:

                                      N/A
--------------------------------------------------------------------------------

         (2)     Aggregate number of securities to which transaction applies:

                                      N/A
--------------------------------------------------------------------------------

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

                                      N/A
--------------------------------------------------------------------------------

         (4)     Proposed maximum aggregate value of transaction:

                                      N/A
--------------------------------------------------------------------------------

         [ ]     Check box if any part of the fee is offset as provided by
Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

         (1)     Amount previously paid:

--------------------------------------------------------------------------------

         (2)     Form, schedule or registration statement no.:

--------------------------------------------------------------------------------

         (3)     Filing party:

--------------------------------------------------------------------------------

         (4)     Date filed:

--------------------------------------------------------------------------------

                            MAJOR REALTY CORPORATION

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD NOVEMBER 7, 1996

         Notice is hereby given that the Annual Meeting of Stockholders of Major Realty Corporation, a Delaware corporation (the "Company"), will be held at The Peabody Hotel, 9801 International Drive, Orlando, Florida 32819 on the mezzanine level on November 7, 1996, at 10:00 a.m., Eastern Standard Time, for the following purposes:

         (1) To elect a Board of Directors to hold office until the 1997 annual meeting and the election and qualification of their successors;

         (2) To ratify the appointment of Coopers & Lybrand L.L.P. as the independent auditors to examine the Company's consolidated financial statements for fiscal year 1996; and

         (3) To transact such other business as may properly come before the meeting or any adjournment thereof.

         Only stockholders of record at the close of business on October 7, 1996, will be entitled to vote at the meeting or any adjournment thereof. A list of stockholders entitled to notice of and to vote at the meeting will be available 10 days in advance of the meeting at the Company's offices at 5728 Major Boulevard, Suite 306, Orlando, Florida 32819.


                                           By Order of the Board of Directors,


                                           Gregory C. Yadley
                                           Secretary

Orlando, Florida
October 8, 1996

YOUR VOTE IS IMPORTANT. PLEASE EXECUTE AND RETURN THE ENCLOSED PROXY PROMPTLY, IN THE ENCLOSED ENVELOPE, WHETHER OR NOT YOU INTEND TO BE PRESENT AT THE MEETING. IN THE EVENT A STOCKHOLDER WISHES TO ATTEND THE MEETING, SUCH PERSON MAY, IF DESIRED, REVOKE HIS OR HER PROXY AND VOTE HIS OR HER SHARES IN PERSON. IF YOUR SHARES ARE HELD IN STREET NAME BY A BROKERAGE, YOUR BROKER WILL SUPPLY YOU WITH A PROXY TO BE RETURNED TO THE BROKERAGE. IT IS IMPORTANT THAT YOU RETURN THE FORM TO THE BROKERAGE AS QUICKLY AS POSSIBLE SO THAT THE BROKERAGE MAY VOTE YOUR SHARES. YOU MAY NOT VOTE YOUR SHARES IN PERSON AT THE MEETING UNLESS YOU OBTAIN A POWER OF ATTORNEY OR LEGAL PROXY FROM YOUR BROKER AUTHORIZING YOU TO VOTE THE SHARES, AND YOU PRESENT THIS POWER OF ATTORNEY OR PROXY AT THE MEETING.

                                ---------------
                                PROXY STATEMENT
                                ---------------

                            MAJOR REALTY CORPORATION
                         ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD NOVEMBER 7, 1996

                              -----------------


                                  INTRODUCTION

         This Proxy Statement is being provided to stockholders of Major Realty Corporation, a Delaware corporation (the "Company"), and relates to the Annual Stockholders' Meeting to be held at 10:00 a.m. on November 7, 1996, at The Peabody Hotel, 9801 International Drive, Orlando, Florida 32819 on the mezzanine level and at any adjournments thereof (the "Annual Meeting" or the "Meeting"). This Proxy Statement and the accompanying proxy are being solicited by the Board of Directors of the Company and are being mailed to stockholders on or about October 8, 1996. The executive offices of the Company are located at 5728 Major Boulevard, Suite 306, Orlando, Florida 32819, and the Company's telephone number is (407) 351-1111.

         Only holders of record of shares of the Company's common stock, par value $0.01 per share (the "Common Stock"), at the close of business on October 7, 1996, will be entitled to notice of and to vote at the Annual Meeting or any adjournment thereof. As of October 7, 1996, there were 6,893,378 shares of Common Stock outstanding and entitled to vote. Stockholders of record on October 7, 1996, are entitled to one vote per share on any matter that may properly come before the Annual Meeting. The presence, either in person or by properly executed proxy, of the holders of a majority of the outstanding shares of Common Stock is necessary to constitute a quorum at the Meeting.

         Following the original mailing of proxy solicitation materials, directors and officers and other employees of the Company may solicit, without additional compensation, or may engage others to solicit, proxies by any appropriate means, including personal interview, mail, telephone and telegraph. Arrangements will also be made with brokerage houses and other custodians, nominees and fiduciaries that are record holders of the Company's Common Stock to forward proxy solicitation materials to the beneficial owners of such shares and the Company will reimburse such record holders for their reasonable expenses incurred in connection therewith. The cost of soliciting proxies will be borne by the Company.

         Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is voted. Proxies may be revoked by (i) filing with the Secretary of the Company, at or before the Annual Meeting, a written notice of revocation bearing a later date than the proxy, (ii) duly executing a subsequent proxy relating to the same shares and delivering it to the Secretary of the Company at or before the Annual Meeting, or (iii) attending the Annual Meeting and voting in person (although attendance at the Annual Meeting will not in and of itself constitute a revocation of a proxy).

         Shares represented by duly executed proxy, unless previously revoked, will be voted at the Annual Meeting in accordance with the instructions of the stockholder thereon if the proxy is received by the Company by 9:00 a.m. on November 7, 1996. A proxy may be revoked at any time before it is exercised by written notice received by the Secretary of the Company at the Company's executive offices at 5728 Major Boulevard, Suite 306, Orlando, Florida 32819 prior to the Annual Meeting or by a properly executed proxy bearing a later date than the earlier proxy. Stockholders attending the meeting may withdraw their proxies and vote in person. Shares cannot be voted at the meeting unless the registered owner is present or represented by proxy.


                       PROPOSAL 1 - ELECTION OF DIRECTORS

         At the Annual Meeting, stockholders will be asked to elect a Board of five (5) Directors to hold office until the 1997 annual meeting and the election and qualification of their successors. The following table sets forth information regarding the nominees for election to the Company's Board of Directors. The shares represented by properly executed proxies will be voted in accordance with the specifications made therein. PROXIES WILL BE VOTED FOR THE ELECTION OF SUCH NOMINEES UNLESS THE SPECIFICATION IS MARKED ON THE PROXY INDICATING THAT THE AUTHORITY TO DO SO IS WITHHELD. If a nominee is unable to serve, or, for good cause, will not serve, the proxy confers discretionary authority to the persons named therein to vote with respect to the election of any person to the Board. The nominees receiving a plurality of votes cast at the Meeting will be elected to the Board of Directors.

                                                              Position with Company, Principal
                Name                  Age                    Occupation and Other Directorships
                ----                  ---                    ----------------------------------
 Jay A. Bielfield                      50     Mr. Bielfield has served as a Director since September 1992.
                                              Mr. Bielfield is an employee and a member of the board of
                                              directors of Little Caesar Enterprises, Inc.  He also is a director of Detroit Tigers, Inc. and Acceptance Insurance
                                              Companies Inc.  Mr. Bielfield is an Alternate Governor of the
                                              National Hockey League on behalf of the Detroit Red Wings,
                                              Inc.

 Geoffrey A. Button                    47     Mr. Button has served as a Director since October 1989.  He is an independent real estate and financing consultant.  From
                                              1985 to December 1995, he served as executive director of
                                              Wyndham Investments Limited, the property holding company of the Allied Domecq Pension Funds, with which he had been
                                              associated since 1973.  Mr. Button is a director of Duke
                                              Realty Investments Inc. and Sector Communications Inc.

                                                              Position with Company, Principal
                Name                  Age                    Occupation and Other Directorships
                ----                  ---                    ----------------------------------
 Kenneth C. Coon                       46     Mr. Coon has served as a Director since July 1993.  He has been chairman, president, chief executive officer and a
                                              director of Acceptance Insurance Companies Inc., a 33.1%
                                              stockholder owner of the Company, since December 1992, and served as interim chief executive officer of Acceptance prior to that time, beginning in February 1992.  He has been
                                              president and a director of Acceptance's insurance
                                              subsidiaries since their formation or acquisition.

 Michael R. McCarthy                   45     Mr. McCarthy has served as a Director  since July 1993.  He has been chairman and a director of McCarthy  & Co., a firm engaged in the  investment banking business  in Omaha,  Nebraska, since it was organized in  1986.  He is also a  director and chairman of  McCarthy Group, Inc., which is the parent of McCarthy & Co.
                                              and a director of Acceptance Insurance Companies Inc.

 David L. Treadwell                    42     Mr. Treadwell  has served as  Chairman, Chief Executive Officer and a  Director since March 1992.  He has served as president of Heritage Network, Incorporated, which provides management services for publishing, residential home building and other investment related businesses, since January 1991.  Since
                                              1986, Mr. Treadwell also has served as president of Heritage
                                              Development Company, a real estate portfolio management and development company.  Mr. Treadwell is a member of the
                                              community board of Old Kent Bank-Southeast, Trenton, Michigan, and a director of Acceptance Insurance Companies Inc.

         The Board of Directors is responsible for direction of the overall affairs of the Company. During the year ended December 31, 1995, the Board of Directors met a total of six times. All of the directors except Geoffrey Button attended at least 75% of the total meetings of the Board of Directors, and of any committee on which they served, held during the period in which they served as directors or members of any such committees.

         Audit Committee. The Audit Committee has authority to recommend to the Board the independent public accountants to serve as auditors, review with the independent auditors the annual audit plan, the consolidated financial statements, the auditors' report and their evaluation and recommendations concerning the Company's internal controls, and approve the types of professional services for which the Company may retain independent auditors. Currently, Messrs. Coon and McCarthy are the members of the Audit Committee. This committee did not meet during 1995.

         Compensation and Options Committee. This Committee reviews the compensation of the executive officers of the Company, makes recommendations to the Board of Directors regarding such compensation and administers the stock option plan described herein in accordance with its terms. The members of the Compensation and Stock Option Committee are Messrs. Bielfield, and Button.
This committee did not meet during 1995.


                               EXECUTIVE OFFICERS

         The table below sets forth the executive officers of the Company. Officers normally are appointed annually by the Board of Directors and serve at the pleasure of the Board.

                                                                Position with Company, Principal
                  Name                Age                      Occupation and Other Directorships
                  ----                ---                      ----------------------------------
       David L. Treadwell             42     Chairman  of the Board, Director  and Chief Executive  Officer.  (See
                                             "Election of Directors" above for biographical information.)

         David L. Treadwell, Chairman of the Board of Directors, serves as the Company's Chief Executive Officer pursuant to an Employee Lease Agreement (the "Agreement") with Mr. Treadwell's primary employer, Heritage Network, Incorporated ("Heritage"). The Agreement, which commenced on March 27, 1992, and has been amended four times, requires Mr. Treadwell to devote such time to his duties as Chief Executive Officer as he and the Board of Directors determine to be necessary.

         Under the fourth amendment to the Agreement, effective April 1, 1996, the annual fee to Heritage was reduced from $100,000 to $25,000 per annum, payable monthly, and a success fee of .5% with respect to a merger or sale by the Company of all or substantially all of its assets, with a maximum success fee of $75,000. Heritage is responsible for all of Mr. Treadwell's salary and bonus, if any, all administrative employment matters, such as the payment of all federal, state and local employment taxes and providing workers' compensation coverage, and all non-obligatory fringe benefit programs, such as health insurance, holidays and vacation. The Company pays Mr. Treadwell's reasonable travel expenses, including transportation to and from his home city of Southgate, Michigan.

         During 1994 and 1995, certain amounts due under the Agreement were deferred to assist the Company's cash flow, with interest at the rate of twelve percent (12%) on deferred amounts. During 1995, the Company paid Heritage $25,000 and accrued $75,000 under the deferral agreement. During 1994, the Company paid Heritage $44,000. On February 13, 1996, the

Company paid Heritage $142,000, which included the deferred payment due as of December 31, 1995, in the amount of $131,000 and interest accrued in the amount of $11,000 as of the same date.

         The fourth amendment to the Agreement extended the lease term until March 31, 1997. Either party may terminate the Agreement at any time, with or without cause, upon 30 days' notice. The Agreement will automatically terminate in the event that Mr. Treadwell ceases to be employed by Heritage or he ceases to serve as Chief Executive Officer of the Company, either voluntarily, due to his illness, incapacity or death, or his removal as Chief Executive Officer by the Board of Directors of the Company.

         As part of the original Agreement, Mr. Treadwell was granted the right to purchase from the Company 100,000 shares of the common stock of the Company, par value $0.01 per share, for $2.7679 per share. Options to purchase 50,000 shares vested on March 27, 1993, and options to purchase the remaining 50,000 shares vested on March 27, 1994. These options terminate upon Mr. Treadwell's resignation as Chief Executive Officer of the Company or upon termination of the Agreement. Mr. Treadwell has 10 days following termination of the Agreement to exercise the options granted to him. On June 14, 1994, Mr. Treadwell was granted options to purchase an additional 100,000 shares of the Company's common stock for $2.00 per share. These options expired unexercised on June 30, 1995.


                             EXECUTIVE COMPENSATION

         The following table is a summary of the compensation paid by the Company to Mr. Treadwell for 1995, 1994, and 1993.

                                      SUMMARY COMPENSATION TABLE

                                                                Annual Compensation               Long Term
                                                                                                 Compensation
                                                                                                    Awards
       Name and Principal Position                Year       Salary ($)       Bonus($)           Options (#)
       ------------------------------------------------------------------------------------------------------
       David L. Treadwell                         1995    100,000(1)
       Chairman of the Board and Chief            1994    100,000(1)                            100,000(2)
       Executive Officer                          1993    100,000(1)

(1) This amount was paid or has been accrued to Heritage Network, Incorporated, for Mr. Treadwell's services as Chief Executive Officer pursuant to an Employee Lease Agreement, which provides for Mr. Treadwell's services to the Company.
(2) Options to purchase 100,000 shares were granted on June 14, 1994. These options expired unexercised on June 30, 1995.

         The following table details aggregated stock option exercises in 1995 and stock option values as of December 31, 1995, for unexercised stock options held by the Company's executive officers:



                   AGGREGATED STOCK OPTION EXERCISES IN 1995
                AND STOCK OPTION VALUES AS OF DECEMBER 31, 1995

                                                                           Number of            Value of
                                                                          Unexercised       Unexercised in-
                                                                            Options        the-Money Options
                                                                           at FY-End           at FY-End
                              Shares Acquired       Value Realized     (#) Exercisable/     ($) Exercisable/
            Name              on Exercise (#)            ($)             Unexercisable       Unexercisable
  ------------------------------------------------------------------------------------------------------------
  David L. Treadwell                 0                   N/A              100,000/-0-           N/A  (1)


(1) At fiscal year end, December 31, 1995, the closing price of the Common Stock was $1.9375 per share, based on the closing sale price on the Nasdaq Small Cap Market System.

DIRECTORS' COMPENSATION

         Directors who are not employees of the Company are paid $2,500 for each meeting of the Board of Directors attended in person and $500 for each committee meeting attended in person, except that no separate compensation is paid for attendance at a committee meeting held on the same day as, or within one day of, a Board of Directors' meeting. Reasonable out-of-pocket expenses related to the Directors' attendance at all meetings or incurred in connection with their duties as a Director or committee member are also reimbursed by the Company.


                    SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
                             OWNERS AND MANAGEMENT

         The following table provides information as of September 1, 1996, unless otherwise indicated, with respect to beneficial ownership of the Company's common stock by each person known by the Company to be the beneficial owner of more than 5% of its outstanding common stock.

                                                              Amount and Nature of
       Name and Address of Beneficial Owner                   Beneficial Ownership            Percent of Class
       ------------------------------------                   --------------------            ----------------
 Acceptance Insurance                                            2,280,500(1)                     33.1%
 Companies Inc.
 Suite 600 North
 222 South 15th Street
 Omaha, NE  68102

 FMR Corp.                                                         680,000(2)                      9.87%
 82 Devonshire Street
 Boston, MA  02109

 George F. Valassis                                                671,641(3)                      9.7%
 2000 North Woodward
 Suite 200
 Bloomfield Hills, MI  48304

 Allied Domecq Pension Funds                                       445,370(4)                      6.46%
 Wyndham Court
 Pritchard Street
 Bristol, England BS2 8RH

______________________________
(1) According to Amendment No. 24 to Schedule 13D dated March 8, 1993, filed by Acceptance Insurance Companies Inc. ("Acceptance") and Acceptance Insurance Company ("AIC"), a wholly-owned subsidiary of Acceptance, amending a Schedule 13D previously filed by Samelson Real Estate Partners, Inc. and Acceptance Insurance Holdings, Inc., AIC is shown as beneficially owning 2,280,500 shares of the Common Stock.
(2) According to Amendment No. 8 to Schedule 13G dated February 14, 1996, filed by FMR Corp. Edward C. Johnson 3d, and Abigail P. Johnson, Fidelity Management & Research Company, and Fidelity Capital Appreciation Fund. FMR Corp. has sole dispositive power with respect to 680,000 shares through its wholly-owned subsidiary, Fidelity Management and Research Company, which acts as an investment adviser to various investment companies that beneficially own the shares of Common Stock. The power to vote or direct the voting of the 680,000 shares owned by the investment companies lies with the Boards of Trustees of the investment companies, each of which also has sole dispositive power with respect to the shares owned by it. One investment company, Fidelity Capital Appreciation Fund, owns 680,000 shares, or 9.87% of the outstanding shares of common stock. Mr. Johnson is Chairman of the Board and a controlling person of FMR
         Corp., and, according to the Schedule 13G, has sole dispositive power with respect to 680,000 shares.
(3) According to Amendment No. 2 to Schedule 13D dated April 12, 1990, filed by George F. Valassis.
(4)      According to the Schedule 13D dated November 5, 1993, filed by
         Tamanda II Corporation ("Tamanda"), Denmark Street (Bristol) Pension Trust Limited ("Denmark Street") and Allied-Lyons Pension Funds, consisting of Allied-Lyons Pension Fund and Allied-Lyons Executives Pension Fund (the "Pension Funds"). Tamanda, a wholly-owned subsidiary of Denmark Street, is the record owner of all of the shares of Common Stock. The Pension Funds, through their subsidiaries, own all of the capital stock of Denmark Street and, accordingly, the Pension Funds may be deemed to be the controlling persons of Tamanda and Denmark Street. Each of Tamanda, Denmark Street and the Pension Funds have shared power to vote or direct the vote of and to dispose or direct the disposition of all of the shares of Common Stock. Geoffrey A. Button, a director of the Company, was a director and Vice President of Tamanda until December 1, 1995. Until such date, he also served as the executive director of Wyndham Investments Limited, which is owned by and serves as a property holding company for the Pension Funds. (The Allied-Lyons funds are now known as the Allied Domecq funds.)

         The following table provides information as of September 1, 1996, unless otherwise indicated, with respect to the beneficial ownership of the Company's Common Stock by (i) each Director of the Company individually, (ii) the Company's executive officers, (iii) all Directors and officers of the Company as a group.

                  Name and Address                      Amount and Nature of                   Percentage
                 of Beneficial Owner                  Beneficial Ownership (1)                  of Class
                 -------------------                  ------------------------                  --------
 Jay A. Bielfield (2)(3)                                             2,400                         *
 Little Caesar
   International, Inc.
 2211 Woodward Avenue
 Detroit, MI  48201-3400

 Geoffrey A. Button (4)                                             50,000                         *
 3 Addison Grove
 London W41EP England

 Kenneth C. Coon (5)                                                 1,000                         *
 Acceptance Insurance
   Companies Inc.
 Suite 600 North
 222 South 15th Street
 Omaha, NE  68102

 Michael R. McCarthy (3)(6)                                          5,500                         *
 McCarthy & Co.
 1125 South 103rd Street
 Suite 450
 Omaha, NE  68124

 David L. Treadwell (3)(7)                                         100,000                        1.4%
 Heritage Network
 One Heritage Place
 Suite 400
 Southgate, MI  48195

 All Directors and Officers                                        158,900                        2.3%
 as a Group (5 Persons)

---------------
 *       Less than one percent.
(1) This column sets forth shares of common stock which are deemed to be "beneficially owned" by the persons named in the table under Rule 13d-3 of the Securities and Exchange Commission. Each of the persons named in the table have sole voting and investment power with respect to all shares beneficially owned by them except as otherwise described in the following footnotes.
(2)      Includes 2,400 shares held in an individual retirement account.

(3) Does not include 2,280,500 shares held by Acceptance Insurance Companies Inc. ("Acceptance"), representing approximately 33% of the outstanding shares, beneficial ownership of which is disclaimed. Although beneficial ownership of the shares owned by Acceptance is disclaimed, as a director of Acceptance, he may be deemed to share voting and investment power with respect to such shares of common stock with Acceptance.
(4) Represents options granted to Mr. Button in fiscal year 1990 under the 1990 Plan to purchase 50,000 shares of Common Stock.
(5) Does not include 2,280,500 shares held by Acceptance Insurance Companies Inc. ("Acceptance"), representing approximately 33% of the outstanding shares. Mr. Coon is Chairman, President, Chief Executive Officer and a Director of Acceptance. Although Mr. Coon disclaims beneficial ownership of the shares owned by Acceptance, as Chairman, President, Chief Executive Officer and a Director of Acceptance, he may be deemed to share voting and investment power with respect to such shares of common stock with Acceptance.
(6) McCarthy & Co. d/b/a LongView Capital Management, a registered investment advisor, shares authority to vote and to sell 5,500 shares of MAJR common stock, which securities are held in a discretionary investment managed account at First National Bank of Omaha fbo James
         P. Wands.
(7) Represents options granted to Mr. Treadwell in 1992, to purchase 100,000 shares, 50,000 of which vested on March 27, 1993, and 50,000 of which vested on March 27, 1994.

         SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE. Under the securities laws of the United States, the Company's directors, its executive (and certain other) officers, and any persons holding more than ten percent of the Company's common stock are required to report their ownership of the Company's common stock and any changes in that ownership to the Securities and Exchange Commission, the National Association of Securities Dealers, Inc., and the Company. To the Company's knowledge, based solely upon a review of the forms and certificates filed with the Company by such persons, all such Section 16(a) filing requirements were complied with during fiscal year 1995 by all persons who were Directors, officers or holders of more than 10% of the Company's Common Stock.


                CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS.

         A description of the relationships and affiliations of the directors, officers and holders of more than 5% of the Common Stock of the Company with the parties identified in this section are contained in the last paragraph of this section.

         On March 25, 1992, the Company entered into a loan agreement (the "Loan Agreement") with Valassis Enterprises, L.P. ("Enterprises"), a Delaware limited partnership controlled by George Valassis, a 9.7% shareholder of the Company. Pursuant to the Loan Agreement, Enterprises made loans in the aggregate amount of $3 million, secured by a second mortgage on substantially all of the Company's property. The outstanding principal amount of the loan, plus accrued but unpaid interest, was convertible at the option of Enterprises into Common Stock of the Company during a 30-day period in 1996, which has now expired, at a price of $2.7679 per share. One of the conditions to Enterprises' execution of the Loan Agreement was the termination of a Management and Advisory Agreement (the "Advisory Agreement") with The Major Group, Inc. ("Major Group"), a 51% owned subsidiary of Acceptance Insurance Companies Inc. ("Acceptance"), the Company's principal shareholder. Charlotte Drake Apartments, Inc.

("Apartments"), a Maryland corporation and affiliate of Geoffrey Button, a Director of the Company, and Allied Domecq Pension Funds, a 6.46% shareholder of the Company, participated in Enterprises' loan to the Company pursuant to arrangements between it and Enterprises. There was no contractual relationship between the Company and Apartments. At December 31, 1994, the amount outstanding on the Enterprises loan, including interest, was $279,000.

         In connection with a settlement and termination of the Advisory Agreement with Major Group, on March 25, 1992, The Company executed two secured promissory notes (the "Major Group Notes") in favor of Major Group in the aggregate amount of $1,514,581. The Major Group Notes were convertible into the common stock of the Company, $0.01 par value per share, provided for an interest rate of 12% per annum, and a term of five years. Major Group was a co-mortgagee of a second mortgage on substantially all of the Company's property with Enterprises. The second Major Group Note, for $514,581, was secured by a third mortgage on the same property. The two Major Group Notes were assigned by Major Group to Acceptance, with the Company's consent on September 25, 1992.

         On February 1, 1995, the Company entered into a loan arrangement with Acceptance whereby Acceptance acquired the Company's promissory note and mortgage to Enterprises (which had a balance of approximately $282,000 on such date) and provided additional funds which were used to repay the Major Group Notes held by Acceptance in the aggregate amount of approximately $103,000, fund the Company's required interest reserve with its primary lender ($770,000), pay real estate taxes in the amount of $326,597, pay loan closing and extension costs of $75,000, and provide working capital of approximately $43,000. The aggregate indebtedness to Acceptance in connection with these transactions was $1,600,000, represented by a single promissory note due January 31, 1996, which provided for interest, at the rate of twelve percent (12%) per annum, to accrue and be paid at maturity. The note was secured by a second mortgage on substantially all of the Company's property.

         On October 18, 1995, Acceptance acquired the Company's promissory note and mortgage to PNC Bank, Kentucky, Inc. ("PNC"), in the amount of $4,316,881. Immediately thereafter, the Company entered into a $5,064,144 loan restructure arrangement with Acceptance with respect to the indebtedness already owed to Acceptance and that indebtedness acquired from PNC. The aggregate indebtedness of the restructured loan is represented by a single promissory note, due May 1, 1998, unless there is a change in control of the Company prior to such time, in which event the maturity of the loan will be accelerated. The interest rate on the restructured loan is prime plus 1.5%, and interest is payable quarterly in arrears. Subject to the Company's right to prepay the note, the outstanding principal amount of the note (or any portion thereof), plus accrued but unpaid interest, is convertible into common stock of the Company at the option of Acceptance at any time upon 20 days prior notice, based upon a price per share equal to the average closing price of the common stock during the 30-day period immediately preceding the date of Acceptance's notice of its election to convert. The Company's indebtedness to Acceptance is secured by a first mortgage on substantially all of the Company's property, including the certain notes and mortgages payable to the Company from third parties.

         The Company did not make the approximately $128,000 quarterly interest payment due to Acceptance on its $5.1 million mortgage note on April 1, 1996, and has obtained permission from Acceptance to defer the quarterly interest payments due in 1996 in the event the Company's cash flow is insufficient to make such payments, pending the receipt of funds from the sale of additional properties or other sources. All such deferred interest payments must be paid no later than January 2, 1997.

         Acceptance beneficially owns 33.1% of the common stock of the Company. Messrs. Bielfield, Coon, McCarthy and Treadwell are directors of Acceptance. George F. Valassis, a 9.7% stockholder of the Company, is a 23.1% stockholder of Acceptance. By virtue of such positions with or interests in Acceptance, such persons may have a material indirect interest in the transactions described above between the Company and Acceptance. Apartments and Lakes Holding are wholly owned by Tamanda Corporation, a Maryland corporation which is in turn wholly owned indirectly by the Allied Domecq Pension Funds. Until December 1, 1995, Mr. Button was a director and vice president and secretary of Apartments and Lakes Holding and a director and vice president of Tamanda. He also served as the executive director of Wyndham Investments Limited, which is owned by and serves as a property holding company for the Allied Domecq Pension Funds.


                    PROPOSAL 2 - RATIFICATION OF APPOINTMENT
                            OF INDEPENDENT AUDITORS

         Subject to stockholder ratification, the Board of Directors has reappointed the firm of Coopers & Lybrand L.L.P. as the independent auditors to make an examination of the consolidated financial statements of the Company for fiscal year 1996. Coopers & Lybrand L.L.P. has audited the Company's consolidated financial statements for fiscal years 1989 through 1995.

         The vote of a majority of the Common Stock represented at the Meeting and entitled to vote on this matter will be necessary to ratify the appointment of Coopers & Lybrand L.L.P. as the independent auditors for the Company. THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR SUCH RATIFICATION. If the stockholders do not ratify this appointment, other independent auditors will be approved by the Board of Directors upon the recommendation of the Audit Committee without further shareholder action.

         Representatives of Coopers & Lybrand L.L.P. are expected to be present at the Annual Meeting and will have the opportunity to make a statement if they desire and to respond to questions.

             UNLESS MARKED OTHERWISE, ALL PROXIES WILL BE VOTED FOR
        THE RATIFICATION OF THE APPOINTMENT OF COOPERS & LYBRAND L.L.P.
                     AS THE COMPANY'S INDEPENDENT AUDITORS

                       OTHER BUSINESS WHICH MAY PROPERLY
                            COME BEFORE THE MEETING

         The Company's management knows of no business which may come before the Annual Meeting except that indicated above. However, if other business is brought before the Annual Meeting, the persons acting under the enclosed form of proxy may vote thereunder in accordance with their best judgment.


                       PROPOSALS FOR 1997 ANNUAL MEETING

         Proposals of stockholders intended to be presented at the 1997 Annual Meeting must be received by the Company by June 6, 1997, in order to be included in the Company's proxy statement and form of proxy for the 1997 Annual Meeting of Stockholders.


                                 ANNUAL REPORT

         A copy of the Company's Annual Report on Form 10-KSB, without exhibits, is attached hereto. A copy of any exhibit will be furnished by the Company upon receipt of a written request therefore accompanied by a check or money order, made payable to Major Realty Corporation, in an amount equal to the number of pages in the exhibit times $0.20, to cover the cost of reproduction and mailing. Interested shareholders may contact the Company at
(407) 351-1111 to determine the number of pages in an exhibit.


                          REGISTRAR AND TRANSFER AGENT

         Registrar and Transfer Company, Cranford, New Jersey, serves as the Company's registrar and transfer agent.


                      By order of the Board of Directors,
                      Gregory C. Yadley, Secretary


Orlando, Florida
October 8, 1996

                                                                       Appendix


/X/ PLEASE MARK VOTES
    AS IN THIS EXAMPLE
                               REVOCABLE PROXY
                            MAJOR REALTY CORPORATION

                         ANNUAL MEETING OF STOCKHOLDERS
                                NOVEMBER 7, 1996


         The undersigned hereby appoints David L. Treadwell and Gregory C. Yadley, and each of them, proxies with power of substitution to each, for and in the name of the undersigned to vote as designated below, all shares of Common Stock of Major Realty Corporation (the "Company") which the undersigned would be entitled to vote at the Annual Meeting of Stockholders of the Company to be held on November 7, 1996, at 10:00 a.m. Eastern Standard Time, and at any adjournments thereof.

                                             --------------
Please be sure to sign and date              | Date       |
  this Proxy in the box below.               |            |
-----------------------------------------------------------
|                                                         |
|                                                         |
|__Stockholder sign above__Co-holder (if any) sign above___

-------------------------------------------------------------------------------

1.       ELECTION OF DIRECTORS.                                                 FOR           WITHHOLD         FOR ALL
                                                                                                               EXCEPT
                                                                                / /             / /             / /
         JAY A. BIELFIELD, GEOFFREY A. BUTTON,
         KENNETH C. COON, MICHAEL R. MCCARTHY
         AND DAVID L. TREADWELL

INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, MARK "FOR ALL EXCEPT" AND
WRITE THAT NOMINEE'S NAME IN THE SPACE PROVIDED BELOW.

----------------------------------------

2.       PROPOSAL TO RATIFY THE APPOINTMENT OF COOPERS & LYBRAND L.L.P.         FOR           AGAINST         ABSTAIN
         as the independent auditors to examine the Company's financial         / /             / /             / /
         statements for fiscal year 1996.

3. In their discretion, on such other matters as may properly come before the meeting.





THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS AND, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES LISTED FOR DIRECTOR AND FOR PROPOSAL 2.

Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

  Detach above card, sign, date and mail in postage paid envelope provided.

                           MAJOR REALTY CORPORATION
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